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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 8, 2003
                                                           ------------


                              NEOWARE SYSTEMS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      000-21240               23-2705700
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(State or other jurisdiction of     (Commission File No.)      (IRS Employer
         incorporation)                                      Identification No.)


                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

(Registrant's telephone number including area code)      (610) 277-8300
                                                    -----------------------

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Item 5.  Other Events.

         See Item 9.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

(c) Exhibits.

         Exhibit No.        Description of Exhibits
         -----------        -----------------------
            99              Press release dated July 8, 2003


Item 9.  Regulation FD Disclosure

         The following Information is provided under Item 12 of Form 8-K in accordance with Release No. 33-8216.

         On July 8, 2003, Neoware Systems, Inc. (the "Company") issued a press release announcing preliminary results for the fiscal quarter and year ended June 30, 2003. The full text of the press release is set forth in Exhibit 99 hereto. Pursuant to General Instruction B.6 of Form 8-K, the third paragraph of the press release is not filed for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as provided by that instruction and incorporated herein by reference. The balance of the press release is filed in accordance with Item 5 and incorporated therein by reference.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                  NEOWARE SYSTEMS, INC.


Dated: July 9, 2003               By: Keith D. Schneck,
                                     ------------------------------------------
                                     Keith D. Schneck, Executive Vice president
                                     and Chief Financial Officer